Liabilities to banks	12 Months Ended
Jun. 30, 2025
Liabilities to banks
Liabilities to banks

21.    Liabilities to banks

As of June 30, 2025, LuxExperience Group has entered into a new Revolving Credit Facility agreement totaling €100.0 million that replaced the existing Revolving Credit Facilities. The new Revolving Credit Facility matures in September 2027. Under the new Revolving Credit Facility, Mytheresa is subject to financial covenants that include requirements related to working capital as a borrowing base and a maximum group net debt leverage ratio. As of June 30, 2025, LuxExperience Group had drawn €10.0 million in cash under the €100.0 million Syndicated RCF. In addition, €10.2 million of the credit line was utilized in the form of guarantees issued under the same facility.